Exhibit 99.3

EXECUTION VERSION

INCREMENTAL COMMITMENT AGREEMENT

dated as of

September 24, 2012,

among

AETNA INC.,
as Borrower,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

INCREMENTAL COMMITMENT AGREEMENT dated as of September 24, 2012 (this “Agreement”), among AETNA INC., a Pennsylvania corporation (the “Borrower”), the AUGMENTING LENDERS (as defined below) and other Lenders party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as Agent under the Credit Agreement referred to below.

A. Reference is made to the Credit Agreement dated as of March 27, 2012 (the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent.  Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Pursuant to Section 2.10 of the Credit Agreement, the Borrower has requested that the total Commitments be increased by $500,000,000.

C. Subject to the terms and conditions set forth herein, each party hereto whose name is set forth on Schedule I hereto (each an “Augmenting Lender”) has agreed to extend a Commitment or increase its existing Commitment, as the case may be, under the Credit Agreement in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Commitments”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Incremental Commitments.  (a)  Subject to the terms and conditions set forth herein, on the Commitment Increase Effective Date (as defined below), the Incremental Commitment of each Augmenting Lender shall become effective.  The Incremental Commitments shall terminate on the Maturity Date applicable to the Commitments in effect under the Credit Agreement immediately prior to the Commitment Increase Effective Date (the “Existing Commitments”) and shall have terms (including in respect of fees and interest rates) identical those of the Existing Commitments.

(b) From and after the Commitment Increase Effective Date, for all purposes of the Credit Agreement, (i) the Incremental Commitments shall constitute “Commitments” under the Credit Agreement of the same class as the Existing Commitments, (ii) Loans made pursuant to the Incremental Commitments contemplated hereby shall constitute “Loans” under the Credit Agreement of same class as the Loans made pursuant to the Existing Commitments and (iii) each Augmenting Lender shall be (or in the case of any Augmenting Lender with an Existing Commitment, continue to be) a “Lender” under the Credit Agreement, and shall have all the rights and obligations of a Lender holding a Commitment under the Credit Agreement.  This Agreement shall, as to each Augmenting Lender that is not already a Lender under the Credit Agreement, constitute the accession agreement referred to in clause (iii) of the first sentence of Section 2.10(a) of the Credit Agreement and the notice referred to in the first and second sentences of such Section 2.10(a).

(c) On the Commitment Increase Effective Date, Schedule 2.01 to the Credit Agreement will be replaced with Schedule 2.01 attached hereto.

SECTION 2. Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the Lenders (including the Augmenting Lenders) and the Agent that:

(a) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) on the Commitment Increase Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Credit Agreement will be true and correct in all material respects as though made on and as of the Commitment Increase Effective Date, other than representations and warranties which are given as of a particular date, which representations and warranties will be true and correct as of that date; provided that the representation in Section 4.09 of the Credit Agreement insofar as it relates to information relating to Coventry Health Care, Inc. and its subsidiaries (and its and their respective businesses) is made to the best of the Borrower’s knowledge, and (ii) no Default has occurred and is continuing.

SECTION 3. Conditions.  This Agreement and the Incremental Commitments shall become effective as of the first date on which each of the following conditions is satisfied (the “Commitment Increase Effective Date”):

(a) the Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Agreement;

(b) the Agent shall have received the written opinions (addressed to the Agent and the Lenders and dated the Commitment Increase Effective Date) of each of (i) William C. Baskin III, Esq., counsel to the Borrower, (ii) Davis, Polk & Wardwell LLP, special counsel for the Borrower and (iii) Drinker, Biddle & Reath LLP, special Pennsylvania counsel for the Borrower, collectively as to the corporate power and authority of the Borrower to borrow hereunder and as to the enforceability of this Agreement after giving effect to such increase;

(c) the Agent shall have received such documents and certificates as the Agent may reasonably request relating to the existence of the Borrower, the corporate

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authority for and validity of this Agreement, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent;

(d) the conditions set forth in paragraphs (b) and (d) of Section 3.02 of the Credit Agreement (without giving effect to the parenthetical in Section 3.02(d)) shall be satisfied on and as of the Commitment Increase Effective Date (as though a Borrowing were being made on such date), and the Agent shall have received a certificate, dated the Commitment Increase Effective Date and signed by a Responsible Financial Officer of the Borrower, confirming compliance with such conditions;

(e) no Loans shall be outstanding under the Credit Agreement on the Commitment Increase Effective Date;

(f) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 4 hereof; and

(g) The Borrower shall have paid all fees payable by it in connection with this Agreement and the Incremental Commitments.

The Agent shall promptly notify the Borrower and the Augmenting Lenders of the Commitment Increase Effective Date and such notice shall be conclusive and binding on all parties hereto.

SECTION 4. Expenses.  The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, in each case to the extent invoiced.

SECTION 5. APPLICABLE LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH OF THE BORROWER, THE AUGMENTING LENDERS AND JPMCB HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6. Jurisdiction; Consent to Service of Process.  Sections 9.07(b), (c) and (d) of the Credit Agreement shall apply to this Agreement mutatis mutandis.

SECTION 7. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

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SECTION 8. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AETNA INC.,
By
/s/ Alfred P. Quirk, Jr.
Name: Alfred P. Quirk, Jr.
Title: Vice President, Finance and Treasurer

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Agent
By
/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

[SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT]

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: Citibank, N.A.

By
/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: HSBC Bank USA, N.A.

by
/s/ Jody Feldman
Name: Jody Feldman
Title: Director

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: PNC Bank, National Assocation

by
/s/ Nicole R. Limberg
Name: Nicole R. Limberg
Title: Vice President

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: State Street Bank and Trust Company

by
/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: CREDIT SUISSE AG, Cayman Islands Branch

by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

For any Augmenting Lender requiring a second signature line:
by
/s/ Patrick L Freytag
Name: Patrick L Freytag
Title: Associate

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: SunTrust Bank

by
/s/ Elizabeth Greene
Name: Elizabeth Greene
Title: Director

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: U.S. Bank, N.A.

by
/s/ Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: UBS LOAN FINANCE LLC

by
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

For any Augmenting Lender requiring a second signature line:

by
/s/ David Urban
Name: David Urban
Title: Associate Director

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:	The Bank of New York Mellon

by
/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: THE ROYAL BANK OF SCOTLAND PLC

by
/s/ William McGinty
Name: William McGinty
Title: Director

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: BARCLAYS BANK PLC

by
/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:  UMB BANK, N.A.

by
/s/ Kurt Kastendick, SVP
Name: Kurt Kastendick
Title: Senior Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender: FIFTH THIRD BANK

by
/s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:  Bank of America, N.A.

by
/s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

by
/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Director

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:  MORGAN STANLEY BANK, N.A.

by
/s/ Kelly Chin
Name: KELLY CHIN
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a lender

by
/s/ Glen Schuermann
Name: Glen Schuermann
Title: Vice President

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:  Goldman Sachs Bank USA

by
/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For any Augmenting Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO INCREMENTAL COMMITMENT AGREEMENT

Name of Augmenting Lender:  Webster Bank, National Association

by
/s/ Lawrence Davis
Name: Lawrence Davis
Title: Vice President

For any Augmenting Lender requiring a second signature line:

by

Name:
Title: